SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |x|       Filed by a party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary proxy statement

|_|   Confidential, for Use of Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive proxy statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12


                            TRANS-SCIENCE CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                            TRANS-SCIENCE CORPORATION

                                ----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held October 19, 2007

TO OUR SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Trans-Science Corporation, a California corporation ("Trans-Science"), will be held on Friday, October 5, 2007 at 10:00 am. local time, at Trans-Science's principal executive offices located c/o United Corporate Services, Inc., 874 Walker Road, Suite C, Dover, DE 19904, (the "Meeting") for the purposes stated below. A telephone number at that location is (914) 949-9188.

      1. To approve the reincorporation of Trans-Science from California to Delaware by merging with Trans-Science's wholly-owned subsidiary, China Shuangji Cement, Ltd. ("CSCL"), which will survive the merger and issue two shares of its Common Stock for each share of Trans-Science in connection with the merger; and

      2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary.

      Whether or not you plan to attend the Meeting, please vote as soon as possible.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on October 5, 2007 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                             By Order of the Board of Directors
                                             of Trans-Science Corporation


                                             ------------------------------

Dover, Delaware
October 5, 2007


                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING WHETHER OR NOT YOU ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.


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

                            TRANS-SCIENCE CORPORATION

                                ----------------

                               PROXY STATEMENT FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                                ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Trans-Science Corporation, a California corporation ("Trans-Science"), for use at the Special Meeting of Shareholders to be held Friday, October 19, 2007 at 10:00 a.m. local time, or at any adjournment or postponement of the Special Meeting, for the purposes specified in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the principal executive office of Trans-Science located at c/o United Corporate Services, Inc., 874 Walker Road, Suite C, Dover, DE 19904. A telephone number at that location is (914) 949-9188.

      When proxies are properly dated, executed and returned, the shares they represent will be voted at the special meeting according to the instructions of the shareholder. If no specific instructions are given, the shares will be voted:

      o to approve the reincorporation of Trans-Science from California to Delaware by merging with Trans-Science's wholly-owned subsidiary, China Shuangji Cement, Ltd. ("CSCL"), which will survive the merger and issue two shares of its Common Stock for each share of Trans-Science in connection with the merger; and

      o at the discretion of the proxy holders, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary.

      These proxy solicitation materials were first mailed on or about October 5, 2007 to all shareholders entitled to vote at the Special Meeting.

Record Date and Shares Outstanding

      Shareholders of record at the close of business on October 5, 2007, referred to in this Proxy Statement as the record date, are entitled to notice of and to vote at the Special Meeting. As of the record date, 12,300,000 shares of Trans-Science's common stock, no par value, were issued and outstanding.

Revocability of Proxies

      Any proxy given as a result of this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Trans-Science a written notice of revocation or a duly executed proxy bearing a later date or by attending the special meeting and voting in person.


Voting and Quorum; Vote Required

      Each holder of common stock is entitled to one vote for each share of common stock held by that shareholder on the record date.

      o Proposal: For this proposal, the approval of the reincorporation of Trans-Science from California to Delaware by merging with Trans-Science's wholly-owned subsidiary, China Shuangji Cement, Ltd. ("CSCL"), which will survive the merger and issue two shares of its Common Stock for each share of Trans-Science in connection with the merger (the "Proposal"), each share of common stock has one vote. The Proposal requires the affirmative vote of a majority of shares outstanding.


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

      A quorum comprising the holders of a majority of the outstanding shares of common stock entitled to vote on the record date must be present or represented by proxy to transact business at the Special Meeting. If the persons present or represented by proxy constitute less than a majority of the outstanding stock as of the record date, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

      Votes will be tabulated by the inspector of elections appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and Broker Non-Votes

      Broker non-votes and abstentions will be counted as present for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of votes cast regarding any particular proposal except as specifically discussed in this paragraph. The proposal to reincorporate Trans-Science as a Delaware corporation must be approved by a majority of the outstanding shares of common stock. As a result, abstentions and broker non-votes have the same effect as votes against the proposal.

      "Broker non-votes" include shares for which a bank, broker or other nominee (i.e., record) holder has not received voting instructions from the beneficial owner and for which the nominee holder does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are record owners of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters. The Proposal to be voted upon at the Special is a non-routine matter.

Recommendations of the Board of Directors

      Trans-Science's Board of Directors recommends that you vote FOR the reincorporation of Trans-Science from California to Delaware by merging with Trans-Science's wholly-owned subsidiary, China Shuangji Cement, Ltd. ("CSCL"), which will survive the merger and issue two shares of its Common Stock for each share of Trans-Science in connection with the merger

Solicitation of Proxies

      The cost of this solicitation will be borne by Trans-Science. In addition, Trans-Science may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to the beneficial owners. Proxies may also be solicited by certain of Trans-Science's directors, officers and employees, without additional compensation, personally or by telephone or facsimile.

Shareholders Sharing the Same Last Name and Address

      Trans-Science has adopted a procedure called "householding," which has been approved by the Securities and Exchange Commission, referred to in this proxy statement as the SEC, for certain beneficial owners of its common stock. In accordance with this procedure, we are delivering only one copy of the special report and proxy statement to certain shareholders who share the same address and have the same last name, unless we have received contrary instructions from an affected shareholder. This procedure is designed to reduce duplicate mailing and save significant printing and postage costs as well as natural resources. Shareholders who participate in householding will continue to receive separate proxy cards.

      If you received a householded mailing this year and you would like to have additional copies of the Notice of Special Meeting and/or proxy statement mailed to you or you would like to opt out of this practice for future mailings, please submit your request to Trans-Science's Transfer Agent in writing at Signature Stock Transfer, Inc., One Preston Park, 2301 Ohio Drive, Suite 100, Plano, TX 75093, or call (972) 612-4120. Trans-Science will deliver a separate copy of the Notice of Special Meeting and/or proxy statement to you promptly upon receipt of your request. You may also contact us if you received multiple copies of the special meeting materials and would prefer to receive a single copy in the future.

                                    PROPOSAL:

        REINCORPORATION FROM CALIFORNIA TO DELAWARE, MERGER, STOCK SPLIT

      For the reasons set forth below, the Board of Directors believes that the best interests of Trans-Science and its shareholders will be served by merging with and into its wholly owned subsidiary China Shuangji Cement Ltd., a Delaware corporation and changing the state of incorporation of Trans-Science from California to Delaware, referred to in this proxy statement as the "Proposal".

      The Proposal would result in, among other things, the following:

            o Trans-Science would cease to exist as a California corporation and the surviving corporation would be known as China Shuangji Cement, Ltd., a Delaware corporation ("CSCL Delaware").

            o Each issued and outstanding share of Trans-Science common stock would be exchanged on a two-for-one basis into new shares of common stock of the new CSCL Delaware.

            o The current officers and directors of Trans-Science would become the officers and directors of CSCL Delaware.

            o The Bylaws of the new CSCL Delaware would survive the merger. The Bylaws of CSCL Delaware are substantially similar to our current Bylaws.

      In proposing the merger and reincorporation, the Board has purposefully set the proposed certificate of incorporation and bylaws so that they retain certain features of the existing articles of incorporation and Bylaws of Trans-Science even for items not compelled by Delaware law, and otherwise include provisions commonly maintained by companies incorporated in Delaware and friendly to shareholders to maximize management efficiency, maximize value for Trans-Science and preserve shareholder rights.

      Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related appendices, before voting on the Proposal. Throughout this Proxy Statement, the term "Trans-Science California" refers to the existing California corporation and the term "CSCL Delaware" refers to a wholly-owned Delaware subsidiary of Trans-Science California and the proposed successor to Trans-Science California.

Principal Reasons for Reincorporation

      The Board of Directors believes that any direct benefit that Delaware law provides to a corporation indirectly benefits the shareholders, who are the owners of the corporation. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of Trans-Science and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

      o greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

      o enhanced ability of Delaware corporations to attract and retain qualified independent directors; and

      o more certainty regarding indemnification and limitation of liability for directors.

      Predictability, Flexibility and Responsiveness of Delaware Law

      As Trans-Science's Board of Directors focus on enhanced corporate governance prompted Trans-Science to explore reincorporating in the state of Delaware due to Delaware's reputation for progressive principles of corporate governance. In comparing the corporate laws of California and Delaware, Trans-Science noted that Delaware offers more comprehensive, flexible corporate laws that are responsive to the legal and business needs of corporations. Additionally, while Trans-Science is currently unaware of any hostile attempts to acquire control of Trans-Science, it believes that Delaware law is better suited than California law to protect shareholders' interests in the event of an unsolicited takeover attempt. As Trans-Science plans for the future, the Board and management believe that it is essential to be able to draw upon comprehensive, flexible corporate laws responsive to the current and future legal and business needs of Trans-Science.

      The Board of Directors and management also considered the following benefits of Delaware's corporate legal framework in deciding to propose reincorporating in Delaware:

      o the Delaware General Corporation Law, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

      o the Delaware General Assembly, which annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

      o the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the highly regarded Delaware Supreme Court;

      o the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and

      o the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware.

      Enhanced Ability to Attract and Retain Directors

      Trans-Science will face significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules and NASDAQ rules place a premium on publicly-traded corporations having experienced independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

      Although Trans-Science has not yet experienced insurmountable difficulty in attracting and retaining experienced, qualified directors, as competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance Trans-Science's ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of Trans-Science. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable Trans-Science to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain Trans-Science's current directors and attract and retain new directors.

      More Certainty Regarding Indemnification and Limitation of Liability for Directors

      In general, both California and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions further discussed in "Limitation of Liability Compare and Contrast" below. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is Trans-Science's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that Trans-Science may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risk, are in the best interests of Trans-Science and its shareholders. Trans-Science believes that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See "Indemnification and Limitation of Liability."

Implementation of Reincorporation

      The discussion contained in this Proposal is qualified in its entirety by reference to the form of Certificate of Incorporation of CSCL Delaware, form of Bylaws of CSCL Delaware, and form of Agreement and Plan of Merger (referred to as the Merger Agreement), copies of which are attached to this proxy statement as Appendices A, B and C, respectively.

      Trans-Science California's capital stock consists of 100,000,000 authorized shares of common stock, no par value, of which 12,300,000 shares were issued and outstanding as of October 5, 2007 and 100,000,000 authorized shares of preferred stock, no par value, none of which were outstanding as of October 5, 2007. On the effective date of the reincorporation, in accordance with the terms of the Merger Agreement, shareholders of Trans-Science California will receive two (2) shares of the Common Stock of CSCL Delaware for each share they own.

      If the Proposal is approved and the reincorporation is completed, CSCL Delaware's capital stock will consist of 100,000,000 authorized shares of common stock, $0.0001 par value per share, and 100,000,000 authorized shares of preferred stock, $0.0001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of Trans-Science.

      The Proposal will be affected by merging Trans-Science California into CSCL Delaware (referred to as the Merger). Upon completion of the Merger, Trans-Science California will cease to exist and CSCL Delaware will continue the business of Trans-Science under the name "China Shuangji Cement, Ltd.". Pursuant to the Merger Agreement, upon the effective date of the Merger, each outstanding share of Trans-Science California common stock, no par value, will automatically be converted into one share of CSCL Delaware common stock, $0.0001 par value. Each certificate representing issued and outstanding shares of Trans-Science California common stock will represent exactly double the number of shares of common stock of CSCL Delaware, respectively, into which such shares are converted by virtue of the Merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF TRANS-SCIENCE CALIFORNIA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CSCL DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE. Trans-Science California's Common Stock is currently traded on the OTCBB under the symbol, "TRNC". The Board believes that CSCL Delaware's Common Stock will be traded on the OTCBB under a different and yet undetermined symbol than the symbol used by Trans-Science California prior to the Merger.

      Under California law, the affirmative vote of holders of a majority of the outstanding shares of Trans-Science's common stock is required for approval of the terms of the Proposal. See "Required Vote." The Proposal has been approved by Trans-Science California's Board of Directors, which unanimously recommends a vote in favor of such Proposal. If approved by the shareholders, it is anticipated that the Proposal will become effective on a date, referred to as the Effective Date, as soon as practicable after the Special Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either Trans-Science California or CSCL Delaware, circumstances arise which make it inadvisable to proceed otherwise.

      Shareholders of Trans-Science California will not have dissenters' appraisal rights if the Proposal is approved by such shareholders. For a discussion of California's appraisal rights generally, see "Significant Differences between the Corporation Laws of California and Delaware--Appraisal Rights."


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

      APPROVAL BY THE SHAREHOLDERS OF THE PROPOSAL WILL CONSTITUTE APPROVAL OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF CSCL DELAWARE AND OF THE MERGER AGREEMENT IN SUBSTANTIALLY THE FORMS ATTACHED HERETO AS APPENDICES A, B AND C, RESPECTIVELY.

No Change Will Be Made in the Business or Physical Location of Trans-Science

      The Proposal will effect a change in the legal domicile of Trans-Science California and other changes of a legal nature, certain of which are described in this Proxy Statement. The reincorporation will NOT result in any significant change in the business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of Trans-Science California. The current directors of Trans-Science California will continue as directors of CSCL Delaware.

      Prior to the Effective Date of the Merger, Trans-Science will seek to obtain any requisite consents to the Merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, Trans-Science California's rights and obligations under such material contractual arrangements will continue and be assumed by CSCL Delaware.

Anti-Takeover Implications

      Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Proposal is not being proposed to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present hostile attempt by any person to acquire control of Trans-Science, obtain representation on the Board of Directors or take any action that would materially affect the corporate governance of Trans-Science.

      Certain effects of the Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which CSCL Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested shareholders" for three years following the date that a person becomes an interested shareholder, unless the Board of Directors approves the business combination. For a detailed discussion of Section 203 of the Delaware General Corporation Law, see "Significant Differences Between the Corporation Laws of California and Delaware--Shareholder Approval of Certain Business Combinations". In addition, the Certificate of Incorporation and Bylaws of CSCL Delaware vary in certain ways from the Articles of Incorporation and Bylaws of Trans-Science California that may have anti-takeover implications. Most significantly, whereas the Bylaws of Trans-Science California authorize cumulative voting in the election of directors, cumulative voting is not authorized under the Certificate of Incorporation and Bylaws of CSCL Delaware. Cumulative voting may allow a minority shareholder or group of shareholders to elect at least one member of the board. The elimination of cumulative voting may therefore impede the efforts of a shareholder or group of shareholders attempting a hostile takeover to gain board representation. For a detailed discussion of cumulative voting, see "Significant Differences in the Charters and Bylaws of Trans-Science California--Cumulative Voting".

      Shareholders should take note that there are certain provisions of the Certificate of Incorporation and Bylaws of CSCL Delaware that may have the effect of inhibiting hostile takeovers and that exist in substantially the same form in the Articles of Incorporation and Bylaws of Trans-Science California. For example, both the Certificate of Incorporation of CSCL Delaware and the Articles of Incorporation of Trans-Science California provide for blank check preferred stock, which allows the board to issue preferred stock with terms, provisions and rights that make more difficult, and therefore less likely, a hostile takeover.

      After careful evaluation of Trans-Science California's anti-takeover profile, in light of the fact that Trans-Science does not have a poison pill or a classified or staggered board and has charter provisions that allow shareholders to act by written consent and 10% shareholders to call special meetings, the Board concluded that Trans-Science California has adopted very few anti-takeover mechanisms to protect Trans-Science against undervalue unsolicited bids. Opting out of Section 203 of the Delaware General Corporation Law and retaining cumulative voting would further minimize the ability of CSCL Delaware's Board and management to negotiate takeover bids to achieve maximum value for the corporation and its shareholders. Currently, a significant percentage of Trans-Science's outstanding common stock is held by a small number of shareholders.

As a result, a small number of shareholders may be able to render the requisite level of shareholder approval with respect to a transaction with terms acceptable to such shareholders that affects all shareholders of Trans-Science. For this reason, maintaining the ability of the Board and management to represent the interests of all shareholders in the negotiation of takeover transactions is particularly important.

      The Board of Directors believes that unsolicited takeover attempts can seriously disrupt the business and management of a corporation and may be unfair or disadvantageous to the corporation and its shareholders because:

      o a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

      o a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and

      o a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

      By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time to obtain maximum value for the corporation and its shareholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes or possible advantages from a tax-free reorganization, the management and business of the acquiring corporation, the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the corporation's business not yet reflected in the stock price and equality of treatment of all shareholders.

      Despite the belief of the Board of Directors as to the benefits to its shareholders of the Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the Proposal enables the Board of Directors to resist a takeover or a change in control of Trans-Science, the proposal could make it more difficult to change the existing Board of Directors and management.

Possible Disadvantages

      Despite the unanimous belief of the Board of Directors that the Proposal is in the best interests of Trans-Science California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. Reincorporation of Trans-Science in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. It should also be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Proposal may not be the same as those of unaffiliated shareholders. As previously indicated, a significant amount of Trans-Science's common stock is currently held by a small number of shareholders. See the Table titled "Security Ownership of Certain Beneficial Owners and Management" below for more information regarding these shareholders. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Difference in the Charters and Bylaws of Trans-Science California and CSCL Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware."

Significant Difference in the Charters and Bylaws of Trans-Science California and CSCL Delaware

      With certain exceptions, the provisions of the CSCL Delaware Certificate of Incorporation and Bylaws are similar to those of the Trans-Science California Articles of Incorporation and Bylaws. The Board of Directors has purposefully set the proposed CSCL Delaware Certificate of Incorporation and Bylaw provisions at a modest level, commonly maintained by companies incorporated in Delaware and friendly to shareholders. However, the Proposal includes the implementation of certain provisions in the CSCL Delaware Certificate of Incorporation and Bylaws which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions. These provisions may have anti-takeover implications and are described in detail below.

      Approval by shareholders of the Proposal will constitute an approval of the inclusion in the CSCL Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following shareholder approval and certain such changes could be implemented by amendment of the Bylaws of CSCL Delaware without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of CSCL Delaware is qualified by reference to Appendices B and C attached to this proxy statement, respectively.

      Change in Number of Directors

      Delaware law permits corporations to provide in their certificate of incorporation that their boards of directors are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. Under California law, the directors can change the authorized number of directors if the shareholders have adopted a provision in the articles of incorporation or bylaws permitting the directors to fix their number, but only within the bounds of stated minimum and maximum numbers which have been approved by the shareholders. The Bylaws of Trans-Science California authorize any and all such powers as may be exercised by directors subject to the provisions of its Articles of Incorporation, Bylaws and the laws of the State of California. Unlike the Bylaws of Trans-Science California, however, the Bylaws of CSCL Delaware provide that the exact number of directors may be fixed from time to time exclusively by resolution of the Board. The Board of CSCL Delaware would therefore have the power to increase the number of directors, by resolution and, by amendment of the Bylaws (as authorized by CSCL Delaware's Certificate of Incorporation), in either case, without shareholder approval. NASDAQ corporate governance rules require that the majority of the Board to be independent. As a practical matter, it would be difficult for the Board to dramatically increase its size beyond the current range and fill it with qualified, independent directors. If the Proposal is approved, all of the directors of Trans-Science California will continue to serve as directors of CSCL Delaware following the Merger.

      Cumulative Voting

      Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations listed on the American or New York Stock Exchanges or with securities qualified for trading on the NASDAQ National Market may eliminate cumulative voting with shareholder approval. Under Delaware law, cumulative voting may be authorized in the certificate of incorporation. The Certificate of Incorporation of CSCL Delaware does NOT provide for cumulative voting but provides instead for the election of directors by a plurality of the votes cast.

      In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

      The Board of Directors believes that each director elected to the Board should represent the interests of all shareholders. The elimination of cumulative voting should help ensure that each director acts in the best interests of all shareholders, because shareholders holding a majority of the voting shares and voting in such elections will have the power to elect every director to be elected at any annual meeting. Shareholders should note that the elimination of cumulative voting may also have anti-takeover implications. In particular, in the absence of cumulative voting, a minority shareholder or group of shareholders attempting a hostile takeover would have a reduced capacity to elect a representative to the Board of Directors.

      Filling Vacancies on the Board of Directors

      Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders.. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws. The Certificate of Incorporation and Bylaws of CSCL Delaware permit any such vacancies, including vacancies created by removal, to be filled by a majority of the Board of Directors, even if less than a quorum, or by a sole remaining director.

      On the one hand, allowing only shareholders to fill a board vacancy created by director removal limits the ability of an incumbent board to fill the vacancy with candidates who may possess qualities that shareholders find objectionable. On the other hand, the requirement for shareholder action to fill a board vacancy can be costly both in terms of time and resources in practice. The Board believes that it is in the best interest of Trans-Science and the shareholders for the Board to have the ability to fill a board vacancy as soon as possible after a vacancy is created for any reason. In filling any vacancies, the Board selects highly qualified, preferably independent, board members recommended to it by the Nominating and Corporate Governance Committee based on criteria determined by the Board. Furthermore, NASDAQ listing standards require a majority of the Board to be independent. Where shareholder approval is required, delays in shareholder action may jeopardize Trans-Science's listing qualifications. Possible delays in a shareholder meeting and the resulting prolonged board vacancy may also negatively impact the governance of Trans-Science and the operation of the Board of Directors.

      Shareholder Proposal Notice Provisions

      There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in Trans-Science's proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year's annual meeting.

      Both the CSCL Delaware Bylaws and the Trans-Science California Bylaws provide that for director nominations or shareholder proposals to be properly brought before an annual meeting, the shareholder must have delivered timely notice to the Secretary of Trans-Science. The provisions of the Delaware and California Bylaws are the same with respect to the timeliness of such notice: To be timely, a shareholder proposal to be presented at an annual meeting shall be delivered to Trans-Science's principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 30 days after such anniversary date, notice by the shareholder to be timely must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting was first is made by Trans-Science.

      The CSCL Delaware Bylaws also contain certain provisions respecting shareholder nominations of directors at special meetings of shareholders. Those Bylaws provide that, at any special meeting at which directors are to be elected pursuant to Trans-Science's notice of meeting, a stockholder may nominate a person or persons for election as director by timely notice delivered to the Secretary of Trans-Science. To be timely, the notice must be delivered not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board for election at such meeting. Neither the Trans-Science California Bylaws nor California law contain such provisions respecting shareholder nominations of directors at special meetings.

      Shareholder Power to Call Special Shareholders' Meeting

      Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. California law authorizes charter or bylaw provisions identifying additional persons who may call special meetings, though no such additional persons are identified in the Articles of Incorporation or Bylaws of Trans-Science California. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Although permitted to do so, the Bylaws of CSCL Delaware do not eliminate the right of shareholders to call a special meeting; instead, to remain consistent with the Trans-Science California Bylaws, the CSCL Delaware Bylaws provide that such a meeting may be called by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting.

      The Board has specifically set the threshold for the percentage of voting shareholders of record required to call a special meeting at ten (10%) percent, a level that the Board of Directors believes is designed to permit the shareholders to raise at a special meeting of shareholders any issue important to holders of a significant percentage of the voting stock, but also designed to eliminate the right to have shareholders meetings on proposals that do not have significant shareholders interest, and therefore protect against the expense of a shareholders meeting and the distraction to management when there is not significant interest in the matter being proposed.

Significant Differences Between the Corporation Laws of California and Delaware

      The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but certain principal differences beyond those discussed in "Significant Differences in the Charters and Bylaws of Trans-Science California and CSCL Delaware" that could materially affect the rights of shareholders include the following:

      Dividends and Repurchase of Shares

      Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must, under certain circumstances, and may, under certain other circumstances, be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

      Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either (1) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, (2) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 (1)/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets, as defined, would be at least equal to its current liabilities (or 1 (1)/4 times its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.

      While Trans-Science does not pay cash dividends and currently intends to retain all available funds and any future earnings for use in the operation of its business and currently has no intention of initiating a stock repurchase program, Trans-Science could consider, at some point in the future, to engage in a stock repurchase program, depending on market conditions, stock price and other factors. Under California law, repurchase programs are subject to certain restrictions that are not present in Delaware law. Consequently, if Trans-Science were to remain a California corporation, in the future, it may be unable to implement a stock repurchase program, which generally returns value to shareholders, that would have been permissible under Delaware law.

      Classified Board of Directors

      Under California law, directors must generally be elected annually and, therefore, a classified board is not permitted. There is an exception, however, for corporations that are listed on the American or New York Stock Exchanges or that have securities qualified for trading on the NASDAQ National Market. A classified board is one on which the directors are subject to re-election on a rotating basis, not every year. Delaware law permits, but does not require, the adoption of a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. Shareholders should note that Trans-Science is NOT proposing to implement a classified board.

      Removal of Directors

      Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. No director, however, may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting similarly may be removed, with or without cause, by the holders of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, however, if less than the entire board is to be removed, a director may not be removed if the shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a Delaware corporation with a classified board of directors can be removed only for cause unless the charter documents otherwise provide. Without a classified board or cumulative voting, the Bylaws of CSCL Delaware provide that any director may be removed, with or without cause, by the holders of a majority of the outstanding shares entitled to vote.

      Interested Director Transactions

      Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law,
(1) either the shareholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (2) the person asserting the validity of the contract or transaction can prove that such contractor agreement was just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, to shift the burden of proof on the validity of the contract by shareholder approval, the interested director would not be entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. To shift the burden of proof on the validity of the contract by Board approval, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if Board approval is sought to shift the burden of proof on the validity of the contract, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of Trans-Science California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of CSCL Delaware, although less than a majority of a quorum. Neither Trans-Science California nor CSCL Delaware is aware of any plans to propose any transaction involving directors that could not be so approved under California law but could be so approved under Delaware law.

      Shareholder Approval of Certain Business Combinations

      Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

      Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

      For purposes of Section 203, the term "business combination" is defined broadly to include (1) mergers with or caused by the interested shareholder, (2) sales or other dispositions to the interested shareholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a subsidiary equal to ten percent (10%) or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock,
(3) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock), or (4) receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

      The three-year moratorium imposed on business combinations by Section 203 does not apply if (1) prior to the date on which such shareholder becomes an interested shareholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested shareholder, (2) the interested shareholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her a 15% shareholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans, which do not permit employees to decide confidentially whether to accept a tender or exchange offer), or (3) on or after the date such person becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66 (2)/3% of the voting stock not owned by the interested shareholder.

      Section 203 only applies to certain publicly held Delaware corporations which have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on The NASDAQ Stock Market, or (3) held of record by more than 2,000 shareholders. If and when the common stock of CSCL Delaware begins trading on the NASDAQ National Market or another national exchange, Section 203 will apply to CSCL Delaware. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. CSCL Delaware does NOT intend to make such an election.

      After careful evaluation of Trans-Science's anti-takeover profile, in light of the fact that Trans-Science does not have a poison pill or a classified or staggered board and has charter provisions that allow shareholders to act by written consent and 10% shareholders to call special meetings, the Board concluded that Trans-Science California has adopted very few anti-takeover mechanisms. Opting out of Section 203 of the Delaware General Corporation Law would further minimize the ability of the Board and the management to negotiate takeover bids to achieve maximum value for the corporation and all of its shareholders. The Board believes that an unsolicited takeover attempt may have a negative effect on Trans-Science and its shareholders. Takeover attempts that have not been negotiated or approved by the Board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the shareholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time to obtain maximum value for the corporation and its shareholders.

      Section 203 has been challenged in lawsuits arising out of takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Delaware courts have consistently upheld the constitutionality of Section 203. CSCL Delaware believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Board of Directors of CSCL Delaware. Section 203 also has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for CSCL Delaware in which all shareholders would not be treated equally. Shareholders should note that the application of Section 203 to CSCL Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for CSCL Delaware's shares over the then current market price. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

      Indemnification and Limitation of Liability

      California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters and bylaws eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, supports Delaware corporations in attracting and retaining outside directors.

      Limitation of Liability Compare and Contrast

      The Certificate of Incorporation of CSCL Delaware eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, directors' monetary liability may not be eliminated or limited for (1) any breach of the director's duty of loyalty to the corporation or its shareholders,
(2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) unlawful payment of dividend or unlawful stock purchase or redemption under Section 174 of the Delaware General Corporation Law, or (4) any transaction from which the director derived an improper personal benefit. In effect, then, a director of CSCL Delaware could not be held liable for monetary damages to Trans-Science for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to Trans-Science. Under Delaware law, a limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve CSCL Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

      The Trans-Science California Articles of Incorporation provide for the elimination of the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (1) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (2) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (3) any transaction from which a director derived an improper personal benefit, (4) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, (5) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, (6) interested transactions between the corporation and a director in which a director has a material financial interest, and (7) liability for improper distributions, loans or guarantees. Therefore, under California law, monetary liability may exist in circumstances where it would be eliminated under Delaware law.

      The frequency of claims and litigation directed against directors and officers has expanded the risks facing directors and officers of corporations in exercising their duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. Specifically, the Board has noted that plaintiff attorneys frequently sue directors and executives for personal liability as a legal tactic to pressure them to agree to settlements of lawsuits that are not always in the best interest of Trans-Science or its shareholders. Reducing these risks and limiting situations in which monetary damages can be recovered against directors would allow Trans-Science to 1) continue to attract and retain qualified directors who otherwise might be unwilling to serve and 2) enable directors and management subject to frivolous shareholder suits to make the best decisions for Trans-Science and its shareholders. Trans-Science believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. Trans-Science believes that directors are motivated to exercise due care in managing Trans-Science's affairs primarily by concern for the best interests of Trans-Science and its shareholders rather than by the fear of potential monetary damage awards. As a result, Trans-Science believes that the Proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors and officers to Trans-Science and its shareholders.

      Indemnification Compared and Contrasted

      Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise.

      Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) a majority vote of disinterested directors (even though less than a quorum), (b) a committee comprised of and established by such disinterested directors (even though less than a quorum), (c) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or (d) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.

      California law generally permits indemnification of expenses, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) majority vote of a quorum of disinterested directors, (b) independent legal counsel in a written opinion if such a quorum of directors is not obtainable, (c) shareholders, with the shares owned by the person to be indemnified, if any, not being entitled to vote thereon, or (d) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct.

      With respect to derivative actions, however, no indemnification may be provided under California law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.

      Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Trans-Science California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Similar to Trans-Science California's Articles of Incorporation and Bylaws, the Bylaws and Certificate of Incorporation of CSCL Delaware require indemnification to the maximum extent permissible under applicable law.

      Trans-Science California has entered into indemnification agreements with its directors and officers that provide indemnification to the fullest extent permitted by California law. If the Proposal is approved, in connection with the reincorporation, Trans-Science directors and officers would be covered by a new form of indemnification agreement with CSCL Delaware, which provides indemnification to the fullest extent permitted by current Delaware law and future Delaware law that expands the permissible scope of indemnification.

      The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Trans-Science California occurring prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this Proposal that the individual directors have a personal interest in obtaining the application of Delaware law to any indemnity and limitation of liability issues affecting them and Trans-Science that may arise from future cases. The Board has recognized further that the application of Delaware law, to the extent that any director or officer is indemnified in circumstances where indemnification would not be available under California law, would result in expense to Trans-Science which Trans-Science would not incur if Trans-Science were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances Trans-Science's ability to attract and retain high quality directors and thus benefits Trans-Science's interests and those of its shareholders.

      California and Delaware corporate law, the Trans-Science California Articles of Incorporation and Bylaws and the CSCL Delaware Certificate of Incorporation and Bylaws may permit indemnification for liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934. The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933 and the Securities Exchange Act of 1934 may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

      Inspection of Shareholders' List and Books and Records

      California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. In addition, California law provides for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

      Delaware law also permits any stockholder of record, upon compliance with certain procedures, to inspect a list of stockholders and the corporation's other books and records for any proper purpose reasonably related to such person's interest as a stockholder, upon written demand under oath stating the purpose of such inspection. Delaware law, however, contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

      Approval of Certain Corporate Transactions

      Under both California and Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all the assets must be approved by the board of directors and by a majority of the outstanding shares entitled to vote. Under California law, similar board and shareholder approval is also required in connection with certain additional acquisition transactions. See "Appraisal Rights."

      Class Voting in Certain Corporate Transactions

      Under California law, with certain exceptions, any merger, certain sales of all or substantially all the assets of a corporation and certain other transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights). Delaware law does not generally require class voting, except in connection with certain amendments to the certificate of incorporation that, among other things, adversely affect a class of stock.

      Appraisal Rights

      Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available to (1) shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, or (2) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

      The limitations on the availability of appraisal rights under California law are somewhat different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or the NASDAQ National Market generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Further, California law does not provide for appraisal rights if the shareholders of the corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization, equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Merger). Thus, appraisal rights are not available to shareholders of Trans-Science California under California law with respect to the Proposal.

      Delaware law does not provide shareholders of a corporation with appraisal rights when the corporation acquires another business through the issuance of its stock (1) in exchange for the assets of the business to be acquired, (2) in exchange for the outstanding stock of the corporation to be acquired, or (3) in a merger of the corporation to be acquired with a subsidiary of the acquiring corporation. California law treats these kinds of acquisitions in the same manner as a direct merger of the acquiring corporation with the corporation to be acquired.

      Dissolution

      Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the board of directors may it be approved by the holders of a simple majority of the corporation's shares. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority-voting requirement in connection with dissolutions. CSCL Delaware's Certificate of Incorporation contains no such supermajority-voting requirement, however, and the vote of the holders of a majority of the outstanding shares would be sufficient to approve a dissolution of CSCL Delaware which had previously been approved by its Board of Directors.

      Shareholder Derivative Suits

      California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bond requirement.

Application of California General Corporation Law to Delaware Corporations

      Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category (referred to in this discussion as "pseudo-California" corporations) if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors unless certain requirements are met, standard of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' appraisal rights and inspection of corporate records. See "Significant Differences between the Corporation Laws of California and Delaware."

      However, CSCL does not plan to maintain significant contacts with California that would make it subject ot Section 2115 described above. .

Federal Income Tax Considerations

      This discussion summarizes certain federal income tax considerations with respect to the Merger that are generally applicable to holders of Trans-Science California capital stock who receive CSCL Delaware capital stock in exchange for their Trans-Science California capital stock in the Merger. This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular Trans-Science California shareholders in light of their particular circumstances or who are subject to special treatment under the federal income tax laws (such as shareholders that are dealers in securities, foreign persons, or shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction). Furthermore, no foreign, state or local tax considerations are addressed herein. This summary is based on current federal income tax law, which is subject to change at any time, possibly with retroactive effect. Accordingly, ALL TRANS-SCIENCE CALIFORNIA SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.

      Subject to the limitations, qualifications and exceptions described herein, and assuming the Merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

      (a) No gain or loss should be recognized by an Trans-Science California shareholder who exchanges all of such shareholder's Trans-Science California capital stock for CSCL Delaware capital stock in the Merger;

      (b) The aggregate tax basis of the CSCL Delaware capital stock received by an Trans-Science California shareholder in the Merger should be equal to the aggregate tax basis of Trans-Science California capital stock surrendered in exchange therefor; and

      (c) The holding period of the CSCL Delaware capital stock received in the Merger should include the period for which the Trans-Science California capital stock surrendered in exchange therefor was held, provided that the Trans-Science California capital stock is held as a capital asset at the time of the Merger.

      State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

      Trans-Science should not recognize gain or loss for federal income tax purposes as a result of the Proposal, and CSCL Delaware should succeed, without adjustment, to the federal income tax attributes of Trans-Science California.

Vote Required

      Approval of the Proposal, which will also constitute approval of ) the Certificate of Incorporation of CSCL Delaware, the Bylaws of CSCL Delaware and the Merger Agreement in substantially the forms attached as Appendices A, B and C, respectively e will require the affirmative vote of holders of a majority of the outstanding common stock of Trans-Science California.

General

      The Board believes that reincorporating Trans-Science from California to Delaware will enhance Trans-Science's ability to attract and retain qualified independent directors and ensure sound corporate governance. As Trans-Science plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance, such as those offered by Delaware law, in making legal and business decisions. Further, Trans-Science believes that Delaware offers more predictable, flexible corporate laws that are responsive to the legal and business needs of corporations. In proposing the reincorporation, the Board of Directors has carefully evaluated Trans-Science's anti-takeover profile and balanced the relative rights of its shareholders and management in order to maximize management efficiency and maximize value for Trans-Science and its shareholders. For the reasons set forth above, the Board of Directors believes that the best interests of Trans-Science and its shareholders will be served by changing the state of incorporation of Trans-Science from California to Delaware.

      The board recommends a vote "FOR" the Proposal. Unless marked to the contrary, proxies received will be voted FOR the proposal.

                                                                      Appendix A

                                     FORM OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CHINA SHUANGJI CEMENT, LTD.

                                    ARTICLE I

      The name of this corporation is China Shuangji Cement, Ltd. (the "Corporation").

                                   ARTICLE II

      The address of the Corporation's registered office in the State of Delaware is 874 Walker Road, Suite C, Dover, Kent County, Delaware 19904. The name of its registered agent at such address is United Corporate Services, Inc.

                                   ARTICLE III

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

      (A) The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Two Hundred Million (200,000,000) shares, each with a par value of $0.0001 per share. One Hundred Million (100,000,000) shares shall be Common Stock and One Hundred Million (100,000,000) shares shall be Preferred Stock.

      (B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Delaware and within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                    ARTICLE V

      The number of directors of the Corporation shall be fixed from time to time pursuant to the Bylaws.

                                   ARTICLE VI

      In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

                                   ARTICLE VII

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                  ARTICLE VIII

      (A) Except as otherwise provided in the Bylaws, the Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote generally in the election of directors. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal Bylaws.

      (B) Advance notice of stockholder nominations for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

                                   ARTICLE IX

      Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the General Corporation Law of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

                                    ARTICLE X

      The Corporation shall have perpetual existence.

                                   ARTICLE XI

      (A) To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of a corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

      (B) Any repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

                                   ARTICLE XII

      (A) To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

      (B) Any repeal or modification of any of the foregoing provisions of this
Article XII shall not adversely affect any right or protection of any such agent or other person existing at the time of, or increase the liability of any such agent or other person with respect to any acts or omissions of such agent or other person occurring prior to such repeal or modification.

                                  ARTICLE XIII

      The name and mailing address of the incorporator are as follows:

         H. Kenneth Merritt, Jr., Esq.
         c/o Merritt & Merritt & Moulton
         60 Lake Street, 2nd Floor
         PO Box 5839
         Burlington, VT 05402

Executed this _____ day of _______, 2007


                                     -------------------------------------------
                                        H. Kenneth Merritt, Jr., Incorporator

                                                                      Appendix B

                                     FORM OF
                                     BYLAWS
                                       OF
                           CHINA SHUANGJI CEMENT, LTD.
                            (A DELAWARE CORPORATION)

                                    ARTICLE I

                                CORPORATE OFFICES

      Section 1.1 Registered Office. The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

      Section 1.2 Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

      Section 2.1 Place of Meetings. Meetings of stockholders shall be held at any place within or outside the State of Delaware determined by the Board of Directors. In the absence of such determination, stockholders' meetings shall be held at the principal executive offices of the Corporation.

      Section 2.2 Annual Meeting. The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held each year on a date and at a time determined by the Board of Directors.

      Section 2.3 Special Meeting.

            (a) A special meeting of the stockholders may be called at any time by the Board of Directors, or by the Chairman of the Board of Directors or the Chief Executive Officer or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

            (b) If a special meeting is called by stockholders representing the percentage of the total votes outstanding designated in Section 2.3(a), the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally, or sent by registered mail or by facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of
      Section 2.4(a), that a meeting will be held at the time requested by the person or persons calling the meeting, [not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request]. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

      Section 2.4 Notice of Stockholders' Meetings.

            (a) Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law. Each such notice shall state the place, if any, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the "DGCL"). If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder's address appearing on the books of the Corporation or given by the stockholder for such purpose. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the "householding" rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended ("the Exchange Act") and Section 233 of the DGCL.

            (b) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally called, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

            (c) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

      Section 2.5 Organization.

            (a) Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a person designated by the Board of Directors, or in the absence of a person so designated by the Board of Directors, by a Chairman chosen at the meeting by the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy. The Secretary, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Chairman of the meeting shall appoint, shall act as Secretary of the meeting and keep a record of the proceedings thereof.

            (b) The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the Chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.

      Section 2.6 List of Stockholders. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder's name, shall be prepared by the Secretary or other officer having charge of the stock ledger and shall be open to the examination of any stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. Such list shall presumptively determine the identity of the stockholders entitled to vote in person or by proxy at the meeting and entitled to examine the list required by this Section 2.6.

      Section 2.7 Quorum. At any meeting of stockholders, the holders of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, that where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the Board of Directors, the Chief Executive Officer, the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in accordance with Section 2.8, without notice other than announcement at the meeting, until a quorum is present or represented. If a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment may be transacted.

      Section 2.8 Adjourned Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned for any reason from time to time by either the Board of Directors, the Chief Executive Officer, the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

      Section 2.9 Voting.

            (a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each holder of common stock of the Corporation shall be entitled to one (1) vote for each share of such stock held of record by such holder on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each holder of preferred stock of the Corporation shall be entitled to such number of votes, if any, for each share of such stock held of record by such holder as may be fixed in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such stock.

            (b) At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all other corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter and where a separate vote by class or series is required, such act shall be authorized by the affirmative vote of the majority of shares of such class or series present in person or represented by proxy at the meeting.

      Section 2.10 Proxies. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a telegram, cablegram or other means of electronic transmission, signed by the person and filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Corporation.

      Section 2.11 Notice of Stockholder Business and Nominations.

            (a) Annual Meeting. (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation's notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.11(a).

                  (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under the DGCL. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (x) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, or as such rules may be amended or superseded and (y) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements of this Section 2.11(a) shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal or nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder's proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.


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

            (b) Special Meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this Section 2.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

            (c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.11 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section
      2.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(ii)(C)(4) of this Section 2.11) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.11, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this
      Section 2.11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.11, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

                  (ii) For purposes of this Section 2.11, a "public
            announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

                  (iii) Notwithstanding the foregoing provisions of this Section
            2.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this
            Section 2.11. Nothing in this Section 2.11 shall be deemed to affect any rights of stockholders to request inclusion of proposals or nominations in the Corporation's proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or any rights of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

      Section 2.12 Action by Written Consent.

            (a) Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of issued and outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 2.12 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in accordance with this
      Section 2.12.

            (b) Any electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for purposes of this Section 2.12, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. Except to the extent and in the manner authorized by the Board of Directors, no consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office, its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

            (c) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire writing.

            (d) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in the manner required by this Section 2.12.

      Section 2.13 Inspectors of Election.

            (a) Before any meeting of stockholders, the Board of Directors shall appoint one or more inspectors of election to act at the meeting and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability. Inspectors need not be stockholders. No director or nominee for the office of director shall be appointed an inspector.


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

            (b) Such inspectors shall

                  (i) ascertain the number of shares outstanding and the voting power of each;

                  (ii) determine the shares represented at the meeting and the validity of proxies and ballots;

                  (iii) count all votes and ballots and consents;

                  (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

                  (v) certify their determination of the number of shares
            represented at the meeting, and their count of all votes and ballots.

      Section 2.14 Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

      Section 2.15 Record Date for Determining Stockholders.

            (a) For purposes of determining the stockholders entitled to notice of any meeting of stockholders or to vote thereat, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty
      (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors does not so fix a record date, the record date for such determination shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of any meeting of stockholders or to vote thereat shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

            (b) For purposes of determining the stockholders entitled to give consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than ten (10) days after the date upon which the resolution fixing such record date is adopted by the Board of Directors. If the Board of Directors does not so fix a record date, the record date for such determination, (i) when no prior action by the Board of Directors is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation and
      (ii) when prior action by the Board of Directors is required by the DGCL, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

            (c) For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall be not more than sixty (60) days prior to the time for such action. If the Board of Directors does not so fix a record date, the record date for such determination shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.


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

            (d) Only stockholders of record at the close of business on a date determined in accordance with this Section 2.15 shall be entitled to notice and to vote, or to give consents, or to receive the dividend, distribution or allotment of rights, or to exercise the rights in respect of any change, conversion or exchange of stock, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so determined, except as otherwise required by law, the Certificate of Incorporation or these Bylaws.

                                   ARTICLE III

                                    DIRECTORS

      Section 3.1 Powers. Subject to the provisions of the DGCL and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed and shall be exercised by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

      Section 3.2 Number. Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the Board of Directors shall consist of not fewer than three (3) nor more than seven (7) directors, the exact number to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. With the exception of the first Board of Directors, which shall be elected by the incorporator, and except as provided in Section 3.3, directors shall be elected at the stockholders' annual meeting in each year. Each director shall hold office until the next annual meeting and until such director's successor is elected and qualified or until such director's earlier death, disqualification, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

      Section 3.3 Vacancies.

            (a) Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of stockholders and until such director's successor is elected and qualified, or until such director's earlier death, disqualification, resignation or removal.

            (b) The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

      Section 3.4 Resignations and Removal.

            (a) Any director may resign at any time by delivering his or her written resignation to the Corporation. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Corporation. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

            (b) Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority in voting power of all issued and outstanding stock entitled to vote at an election of directors.

      Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors; provided that no fewer than one regular meeting per year shall be held. A notice of each regular meeting shall not be required.


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

      Section 3.6 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Secretary or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least four (4) days before the day on which such meeting is to be held, or shall be sent to such director at such place by telecopy, telegraph, electronic transmission or other form of recorded communication, or be delivered personally or by telephone, in each case at least forty-eight (48) hours prior to the time set for such meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Notice of any meeting need not be given to a director who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

      Section 3.7 Participation in Meetings by Conference Telephone. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

      Section 3.8 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors. The Chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. If a quorum initially is present at any meeting of directors, the directors may continue to transact business, notwithstanding the withdrawal of enough directors to leave less than a quorum, upon resolution of at least a majority of the required quorum for that meeting prior to the loss of such quorum.

      Section 3.9 Action by Written Consent Without A Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, provided that all members of the Board of Directors consent in writing or by electronic transmission to such action, and the writing or writings or electronic transmission or transmissions are filed with the minutes or proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

      Section 3.10 Rules and Regulations. The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

      Section 3.11 Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

      Section 3.12 Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

                                   ARTICLE IV

                                   COMMITTEES

      Section 4.1 Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, disqualification, resignation, removal or increase in the number of members of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

      Section 4.2 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (regular meetings),
Section 3.6 (special meetings), Section 3.7 (participation in meetings by conference telephone), Section 3.8 (quorum), and Section 3.9 (action by written consent without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Any committee or the Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the government of such committee as such committee or the Board of Directors may deem proper.

                                    ARTICLE V

                                    OFFICERS

      Section 5.1 Officers. The officers of the Corporation shall consist of a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person's successor shall have been duly chosen and qualified, or until such person's earlier death, disqualification, resignation or removal. Any number of such offices may be held by the same person.

      Section 5.2 Compensation. The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

      Section 5.3 Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time by delivering his or her written resignation to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party.

Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Corporation, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

      Section 5.4 Chairman of the Board of Directors. The Chairman of the Board of Directors shall be deemed an officer of the Corporation, subject to the control of the Board of Directors, and shall report directly to the Board of Directors.

      Section 5.5 Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Chairman of the Board of Directors. Unless otherwise provided in these Bylaws, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders and of the Board of Directors.

      Section 5.6 Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

      Section 5.7 President. The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall have the power to affix the signature of the Corporation to all contracts that have been authorized by the Board of Directors or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

      Section 5.8 Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

      Section 5.9 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

      Section 5.10 Secretary. The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served;
(iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

      Section 5.11 Additional Matters. The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

      Section 5.12 Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

      Section 5.13 Corporate Contracts and Instruments; How Executed. Except as otherwise provided in these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

      Section 5.14 Action with Respect to Securities of Other Corporations. The Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or Assistant Secretary or any other person authorized by the Board of Directors or the Chief Executive Officer, or the President, or a Vice President is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

                                   ARTICLE VI

                                 INDEMNIFICATION

      Section 6.1 Indemnification of Directors and Officers. The Corporation shall, to the maximum extent and in the manner permitted by the DGCL, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a "director" or "officer" of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a Corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

      Section 6.2 Indemnification of Others. The Corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an "employee" or "agent" of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

      Section 6.3 Non-Exclusivity of Rights. The Corporation may enter into indemnification agreements with its directors and officers that provide for indemnification by the Corporation. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or directors, provisions of the Certificate of Incorporation or these Bylaws or otherwise.

      Section 6.4 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL Section 6.5 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI that adversely affects any right of an indemnitee or his or her successors shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI and existing at the time of such amendment, repeal or modification.

                                   ARTICLE VII

                                  CAPITAL STOCK

      Section 7.1 Stock Certificates. There shall be issued to each holder of fully paid shares of the capital stock of the Corporation a certificate or certificates for such shares; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Notwithstanding the adoption of such a resolution by the Board of Directors, pursuant to the DGCL, every holder of shares of the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman or Vice Chairman of the Board of Directors or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Any or all such signatures may be facsimiles. Any uncertificated shares with conformed signatures shall have the same persons named as are identified above with respect to certificated shares. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

      Section 7.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in
Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      Section 7.3 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder's attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

      Section 7.4 Lost Certificates. The Corporation may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

      Section 7.5 Addresses of Stockholders. Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such stockholder and, if any stockholder shall fail to so designate such an address, corporate notices may be served upon such stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such stockholder.

      Section 7.6 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

      Section 7.7 Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

                                  ARTICLE VIII

                                 GENERAL MATTERS

      Section 8.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of July of each year and end on the last day of June of the following year.

      Section 8.2 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

      Section 8.3 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

      Section 8.4 Maintenance and Inspection of Records. The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

      Section 8.5 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

      Section 8.6 Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

      Section 8.7 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

      Section 8.8 Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation and applicable law.

                                   ARTICLE IX

                                   AMENDMENTS

      Except as otherwise provided in these Bylaws, these Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote generally in the election of directors; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

      The foregoing Bylaws were adopted by the Board of Directors on _____________, 2007.

                                                                      Appendix C

                                     FORM OF

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER dated _________ , 2007 (the "Agreement") is entered into by and between Trans-Science Corporation, a California corporation ("Trans-Science"), and China Shuangji Cement, Ltd., a Delaware corporation ("China Shuanji"). China Shuangji and Trans-Science are sometimes referred to herein as the "Constituent Corporations." RECITALS

      A. China Shuangji is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 200,000,000 shares, $0.0001 par value, of which 100,000,000 shares are designated "Common Stock," and 100,000,000 shares are designated "Preferred Stock." All of the outstanding shares of Common stock of China Shuangji are held by Trans-Science. The shares of Preferred Stock of China Shuangji are unissued and are undesignated as to series, rights, preferences, privileges or restrictions.

      B. Trans-Science is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 200,000,000 shares, no par value, of which 100,000,000 shares are designated "Common Stock," and 100,000,000 shares are designated "Preferred Stock." The shares of Preferred Stock of Trans-Science are unissued and are undesignated as to series, rights, preferences, privileges or restrictions.

      C. The Board of Directors of Trans-Science has determined that, for the purpose of effecting the reincorporation of Trans-Science in the State of Delaware, it is advisable and in the best interests of Trans-Science and its shareholders that Trans-Science merge with and into China Shuangji upon the terms and conditions herein provided.

      D. The Board of Directors of Trans-Science has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby. A majority of the shareholders of Trans-Science have approved this Merger Agreement and the transactions contemplated hereby.

      E. The Board of Directors of China Shuangji has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby. The sole shareholder of China Shuangji has approved this Merger Agreement and the transactions contemplated hereby.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, China Shuangji and Trans-Science hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    AGREEMENT

1. MERGER

      1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the "DGCL") and the California General Corporation Law (the "CGCL"), Trans-Science shall be merged with and into China Shuangji (the "Merger"); the separate existence of Trans-Science shall cease and China Shuangji shall survive the Merger and shall continue to be governed by the laws of the State of Delaware; China Shuangji shall be, and is herein sometimes referred to as, the "Surviving Corporation;" and the name of the Surviving Corporation shall be China Shuangji Cement, Ltd.

      1.2. Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

            (a) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and

            (b) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the CGCL shall have been filed with the Secretary of State of the State of California.

      The date and time when the Merger shall become effective is herein referred to as the "Effective Date".

      1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Trans-Science shall cease and China Shuangji, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Trans-Science's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Trans-Science in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Trans-Science in the same manner as if China Shuangji had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

      2.1 Certificate of Incorporation. The Certificate of Incorporation of China Shuangji as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.2 Bylaws. The Bylaws of China Shuangji as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.3 Directors and Officers. The directors and officers of Trans-Science immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until such date as is otherwise provided by law, or by the Certificate of Incorporation and Bylaws of the Surviving Corporation.

3. MANNER OF CONVERSION OF STOCK

      3.1 Trans-Science Common Stock. Upon the Effective Date of the Merger, each share of Trans-Science Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for two (2) fully paid and nonassessable shares of Common Stock, $0.0001 par value, of the Surviving Corporation.

      3.2 China Shuangji Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of China Shuangji issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by China Shuangji, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

      3.3 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Trans-Science Common Stock may, at such stockholder's option, surrender the same for cancellation to Signature Stock Transfer, Inc., One Preston Park, 2301 Ohio Drive, Suite 100, Plano, TX 75093, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of Trans-Science Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Trans-Science Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Trans-Science Common Stock were converted in the Merger.

      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Trans-Science so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

      If any certificate for shares of China Shuangji stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to China Shuangji or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of China Shuangji that such tax has been paid or is not payable.

4. GENERAL

      4.1 Covenants of China Shuangji. China Shuangji covenants and agrees that it will, on or before the Effective Date of the Merger:

            (a) File any and all documents with the California Franchise Tax Board necessary for the assumption by China Shuangji of all of the franchise tax liabilities of Trans-Science; and

            (b) Take such other actions as may be required by the California General Corporation Law.

      4.2 Further Assurances. From time to time, as and when required by China Shuangji or by its successors or assigns, there shall be executed and delivered on behalf of Trans-Science such deeds and other instruments, and there shall be taken or caused to be taken by China Shuangji and Trans-Science such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by China Shuangji the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Trans-Science and otherwise to carry out the purposes of this Agreement, and the officers and directors of China Shuangji are fully authorized in the name and on behalf of Trans-Science or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Trans-Science or China Shuangji, or both, notwithstanding the approval of this Agreement by the shareholders of Trans-Science or by the sole stockholder of China Shuangji, or by both.

      4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

      4.5 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

      4.6 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of China Shuangji and Trans-Science, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                              TRANS-SCIENCE CORPORATION
                                              a California corporation

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

ATTEST:


---------------------------------
Name:
Title:


                                              CHINA SHUANGJI CEMENT, LTD.,
                                              a Delaware corporation

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

ATTEST:


---------------------------------
Name:
Title:


                [Signature Page to Agreement and Plan of Merger]

                                                                      Appendix D

                                      PROXY

                            TRANS-SCIENCE CORPORATION

                         SPECIAL MEETING OF SHAREHOLDERS

                                October 19, 2007

                    This Proxy is solicited on behalf of the
                 Board of Directors of Trans-Science Corporation


      The undersigned shareholder of TRANS-SCIENCE CORPORATION., a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders, and hereby appoints Gopal Sahota and Antal Markus, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of TRANS-SCIENCE CORPORATION to be held on Friday, October 19, 2007 at 10:00 a.m. local time, at the principal executive office of Trans-Science Corporation located at c/o United Corporate Services, Inc., 874 Walker Road, Suite C, Dover, Delaware 19904 and at any adjournment(s) thereof, and to vote all shares of stock of TRANS-SCIENCE CORPORATION which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

                       |X| Please mark your votes as this

To approve the reincorporation of Trans-Science from California to Delaware by merging with Trans-Science's wholly-owned subsidiary, China Shuangji Cement, Ltd. ("CSCL"), which will survive the merger and issue two shares of its Common Stock for each share of Trans-Science in connection with the merger.

 FOR                  AGAINST           ABSTAIN
 |_|                    |_|               |_|

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED TO APPROVE THE MERGER, REINCORPORATION OF TRANS-SCIENCE IN DELAWARE AND THE TWO FOR ONE SHARE EXCHANGE; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


Signature(s)___________________________     Dated:_____________, 2007

      (This proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)